                                                                  EX-99.906 CERT

Advantus Series Fund, Inc.
Exhibit 12(b) to Form N-CSR

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     We, Dianne M. Orbison, President and principal executive officer, and Gary
M. Kleist, Treasurer and principal financial officer, of Advantus Series Fund, Inc. (the "Fund"), hereby certify as follows with respect to the Report of the Fund on Form N-CSR for the period ended June 30, 2005, (the "Report") filed herewith:

     1.   We have reviewed the Report;

     2.   The Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     3. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Fund.


                                        Executed this 31st day of August, 2005
                                        In St. Paul, Minnesota


                                        /s/ Dianne M. Orbison
                                        ----------------------------------------
                                        Dianne M. Orbison, President
                                        (Principal Executive Officer)


                                         /s/ Gary M. Kleist
                                        ----------------------------------------
                                        Gary M. Kleist, Treasurer
                                        (Principal Financial Officer)


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.